================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of earliest event reported): JULY 25, 2006

                                   ----------

                                  NOVELIS INC.
             (Exact name of registrant as specified in its charter)

            Canada                     001-32312                98-0442987
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

         3399 Peachtree Road NE, Suite 1500
               Atlanta, Georgia                                  30326
   (Address of Principal Executive Offices)                    (Zip Code)

                                 (404) 814-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.    OTHER EVENTS.

     On July 25, 2006, Novelis Inc. (the "Company") issued a press release disclosing certain information regarding the Company's primary debt obligations in light of the Company's delayed filing of certain reports with the Securities and Exchange Commission, including the Company's receipt of a notice of default under the indenture under which the Company's 7 1/4% Senior Notes due 2015 were issued. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

              EXHIBIT NO.                        DESCRIPTION
              -----------    ---------------------------------------------------
                 99.1        Press Release of Novelis Inc., issued July 25, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006                                 NOVELIS INC.


                                                    By:    /s/ David Kennedy
                                                           ---------------------
                                                    Name:  David Kennedy
                                                    Title: Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------     ---------------------------------------------------
   99.1         Press Release of Novelis Inc., issued July 25, 2006